UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2006

DOLLAR TREE STORES, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	54-1387365
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously announced, Dollar Tree Stores, Inc. has released a business update for its third quarter 2006, which is available via a recorded telephone announcement beginning October 5, 2006 after 5:00 PM EST and continuing through Monday, October 9, 2006. The recorded announcement may be accessed by calling (757) 321-5873.

The text of that recorded announcement is included below:

Thank you for calling the Dollar Tree business update hotline. This is Kent Kleeberger, Chief Financial Officer.

The information on this call about our future expectations, plans and prospects constitutes forward-looking statements under the Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including national and international events, consumer spending, and others described in our recent Annual Report, Current Report, and Quarterly Report on file with the SEC. This information is current only as of the date presented, and we will not update this information until our official quarterly sales release scheduled for Thursday, November 2, before market opening.

Our guidance for the third quarter of fiscal year 2006, encompassing the reporting period of July 30, 2006 to October 28, 2006, was for total sales to be in the range of $895 to $915 million. As of October 5, the Company’s sales may be characterized as in line with guidance, and we are therefore reaffirming that range of sales.

Again, our official sales release for 3Q 2006 is scheduled for Thursday, November 2, 2006, before market opening.

As of October 5, 2006, Dollar Tree operated 3,175 stores in 48 states, compared to 2,884 stores in 48 states at October 6, 2005.

Thank you for calling.

On October 5, 2006, Dollar Tree Stores, Inc. also issued a press release regarding its business update for the fiscal third quarter 2006 sales results. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

99.1 Press release dated October 5, 2006 issued by Dollar Tree Stores, Inc.

2

A WARNING ABOUT FORWARD-LOOKING STATEMENTS:

This press release contains "forward -looking statements" as that term is used in the Private Securities Litigation Reform Act of 1995. Forward - looking statements address future events, developments or results and typically use words such as believe, anticipate, expect, intend, plan, forecast, outlook, or estimate. For example, our forward - looking statements include statements regarding our expectations for first-quarter 2006 sales. For a discussion of the risks, uncertainties and assumptions that could affect our future events, developments or results, you should carefully review the risk factors contained in, and the "Business" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in, our Annual Report on Form 10 - K filed April 12, 2006 and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of our Quarterly Report on Form 10-Q filed June 8, 2006. In light of these risks and uncertainties, the future events, developments or results described by our forward - looking statements in this document could turn out to be materially and adversely different from those we discuss or imply. We are not obligated to release publicly any revisions to any forward - looking statements contained in this press release to reflect events or circumstances occurring after the date of this report and you should not expect us to do so.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE STORES, INC.

Date: October 10, 2006	By:	/s/ Kent A. Kleeberger
Kent A. Kleeberger
Chief Financial Officer

4

EXHIBITS

Exhibit 99.1 -  Press release dated October 5, 2006 issued by Dollar Tree Stores, Inc.

5